UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 27, 2023

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”) held on November 27, 2023, the stockholders of iBio, Inc., a Delaware corporation (the “Company”), approved the iBio, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”). A summary of the material terms of the 2023 Plan is incorporated herein by reference from pages 41-48 of the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting (the “Definitive Proxy Statement”), which was filed with the Securities and Exchange Commission on October 26, 2023. The summary of the 2023 Plan included in the Definitive Proxy Statement is not intended to be complete and is qualified in its entirety by reference to the 2023 Plan. The 2023 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Split

On November 27, 2023, the Company approved a proposal at the Annual Meeting to amend the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio between 1-for-5 to 1-for-20, with the ratio within such range to be determined at the discretion of the Company’s Board of Directors (the “Board”), without reducing the authorized number of shares of Common Stock. Following the Annual Meeting, the Board approved a final split ratio of 1-for-20 (1:20). Following such approval, on November 28, 2023, the Company filed an amendment to the Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect the reverse stock split, with an effective time of 12:01 a.m. Eastern Time on November 29, 2023 (the “Reverse Stock Split”).

Split Adjustment; Treatment of Fractional Shares

As a result of the 1:20 Reverse Stock Split, each twenty (20) pre-split shares of Common Stock outstanding will automatically combine into one (1) new share of Common Stock without any action on the part of the holders, and the number of outstanding shares Common Stock will be reduced from 28,100,733 shares to 1,405,036 shares (subject to rounding of fractional shares, which will be paid in cash). Proportional adjustments will also be made to the number of shares of Common Stock issuable upon exercise or conversion of the Company’s outstanding equity awards and warrants, as well as the applicable exercise price.

No fractional shares will be issued in connection with the Reverse Stock Split. In lieu of fractional shares, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the effective time of the Reverse Stock Split (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the NYSE American for the ten days preceding November 29, 2023. Holders of as many as nineteen (19) shares of Common Stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split.

Trading Symbol; New CUSIP

After the Reverse Stock Split, the trading symbol for the Common Stock will continue to be “IBIO.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 451033708.

Certificate of Amendment

The above description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On November 27, 2023, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on six (6) proposals and cast their votes as described below. A total of 11,554,798 shares were represented in person or by proxy, which represented a quorum. The matters below are described in detail in the Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on October 26, 2023.

Proposal 1

The following two (2) nominees named as Class III directors of the Company’s Board of Directors, each to serve a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, were elected with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
1. William D. Clark	3,192,312	959,836	7,402,650
2. Gary Sender	3,094,901	1,057,247	7,402,650

Proposal 2

The stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2024 based on the votes set forth below:

,382,535
Votes For	Votes Against	Abstentions	Broker Non-Votes
9,382,535	1,989,566	182,697	0

Proposal 3

The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay”), as disclosed in the Definitive Proxy Statement. The results of the voting for this approved proposal were as follows:

,674
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,674,145	1,246,584	231,419	7,402,650

Proposal 4

The stockholders approved an amendment to the Company’s Certificate of Incorporation, at a ratio of 1-for-5 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement.  The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,834,640	5,247,653	472,505	0

Proposal 5

The stockholders approved the adoption of the 2023 Plan. The results of the voting for this approved proposal were as follows:

,511,333
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,511,333	1,518,849	121,966	7,402,650

Proposal 6

The stockholders approved the adjournment of the 2023 Annual Meeting, based on the votes set forth below; however, an adjournment was not needed as Proposals 4 and 5 received a sufficient number of votes for approval.  The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,632,400	3,980,414	941,984	0

Item 7.01.Other Events.

In addition, on November 27, 2023, the Company issued a press release relating to the Reverse Stock Split described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this report is being furnished and incorporated by reference into this Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of iBio, Inc, filed with the Secretary of State of Delaware on November 28, 2023
10.1	iBio, Inc. 2023 Omnibus Incentive Plan
99.1	Press Release dated November 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2023	IBIO, INC.

	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	General Counsel and Corporate Secretary